SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 16, 2005 (December 15, 2005)

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Illinois Delaware	1-15659 0-29311	74-2928353 94-3248415

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 15, 2005, Dynegy Inc. (“Dynegy”) issued a press release announcing the results of the “Asset Sale Offer” by its wholly-owned subsidiary, Dynegy Holdings Inc. (“DHI”), to purchase at par up to $1,750,000,000 aggregate principal amount of DHI’s Second Priority Senior Secured Floating Rate Notes Due 2008, 9.875% Second Priority Senior Secured Notes Due 2010, and 10.125% Second Priority Senior Secured Notes Due 2013 (collectively, the “Notes”), under the terms of the Indenture governing the Notes. A copy of the press release announcing the results of the Asset Sale Offer is attached pursuant to Regulation FD as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable.

(c)	Exhibits:

Exhibit No.	Document

99.1	Press release dated December 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)

Dated: December 16, 2005	By:	/s/ Carolyn M. Campbell
	Name:	Carolyn M. Campbell
	Title:	Secretary

DYNEGY HOLDINGS INC. (Registrant)

Dated: December 16, 2005	By:	/s/ Carolyn M. Campbell
	Name:	Carolyn M. Campbell
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Document

*99.1	Press Release dated December 15, 2005.

* Furnished herewith